TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY Merrill Lynch Life Variable Annuity Separate Account D Supplement Dated July 26, 2010 to the Prospectus For ML IRA Annuity (Dated May 1, 2011)	TRANSAMERICA ADVIORS LIFE INSURANCE COMPANY OF NEW YORK ML of New York Variable Annuity Separate Account D Supplement Dated July 26, 2010 to the Prospectus For IRA Annuity (Dated May 1, 2005)

This supplement updates the Prospectuses for Merrill Lynch IRA Annuity issued by Transamerica Advisors Life Insurance Company (“TALIC”) and Transamerica Advisors Life Insurance Company of New York (“TALICNY”).

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On July 15, 2011, the BlackRock Government Income Fund – Investor A Shares was reorganized into the BlackRock U.S. Government Bond Portfolio – Investor A. Because of this reorganization, the BlackRock Government Income Fund – Investor A Shares subaccount was renamed BlackRock U.S. Government Bond Portfolio.

•	Effective after close of business August 26, 2011, MFS® Core Growth Fund of the MFS Series Trust I, will reorganize into MFS® Growth Fund of the MFS Series Trust II.

No action is necessary on your part if you want to remain invested in the Subaccounts. If you do not wish to remain allocated to the Subaccounts, you may generally transfer your policy value allocated in these Subaccounts to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits).

If you reallocate your policy value to another subaccount from the above listed funds, you will not be charged for the transfer from that Subaccount to another available subaccount if made within 30 days of the reorganization date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.